UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2009

ARI Network Services, Inc.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-19608	39- 1388360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 W. Park Place, Suite 1200, Milwaukee, Wisconsin	53224
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (414) 973-4300

    11425 W. Lake Park Drive, Milwaukee, Wisconsin  53224
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported in its Current Report on Form 8-K filed on May 1, 2009 (the “Form 8-K”), ARI Network Services, Inc. (the “Company”) announced that it completed the acquisition of substantially all of the assets of Channel Blade Technologies Corporation (“Channel Blade”) pursuant to the terms of an Asset Purchase Agreement dated as of April 27, 2009 by and among Channel Blade, Charles Lewis, Michael Sifen and the Company.  On July 13, 2009, ARI filed Amendment No. 1 to the Form 8-K to provide audited financial statements of Channel Blade as of and for the year ended July 31, 2008 and the period from August 1, 2008 to April 27, 2009 and certain preliminary unaudited pro forma information, which was subject to adjustment pending a final purchase price valuation.  This Amendment No. 2 to the Form 8-K is being filed to provide the unaudited pro forma information, adjusted for the final purchase price valuation, required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.4 are the revised unaudited pro forma combined financial statements of the Company and Channel Blade.

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated April 27, 2009, by and among Channel Blade Technologies Corporation, the stockholders of Channel Blade Technologies, Inc. and ARI Network Services, Inc.*

4.1	Non-Negotiable Secured Subordinated Promissory Note, dated April 27, 2009.*

4.2	Subordinated Security Agreement, dated April 27, 2009, by and between ARI Network Services, Inc. and Channel Blade Technologies Corporation.*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued on May 1, 2009.*

99.2	Audited Financial Statements of Channel Blade Technologies Corporation as of and for the year ended July 31, 2008 and the period from August 1, 2008 to April 27, 2009.*

99.3	Unaudited pro forma combined financial statements of ARI Network Services, Inc. and Channel Blade Technologies Corporation.*

99.4	Revised unaudited pro forma combined financial statements of ARI Network Services, Inc. and Channel Blade Technologies Corporation.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARI Network Services, Inc.
(Registrant)

Date: October 15, 2009
	By:	/s/ Brian E. Dearing
Brian E. Dearing
Chairman of the Board and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated April 27, 2009, by and among Channel Blade Technologies Corporation, the stockholders of Channel Blade Technologies, Inc. and ARI Network Services, Inc.*

4.1	Non-Negotiable Secured Subordinated Promissory Note, dated April 27, 2009.*

4.2	Subordinated Security Agreement, dated April 27, 2009, by and between ARI Network Services, Inc. and Channel Blade Technologies Corporation*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued on May 1, 2009.*

99.2	Audited Financial Statements of Channel Blade Technologies Corporation as of and for the year ended July 31, 2008 and the period from August 1, 2008 to April 27, 2009.*

99.3	Unaudited pro forma combined financial statements of ARI Network Services, Inc. and Channel Blade Technologies Corporation.*

99.4	Revised unaudited pro forma combined financial statements of ARI Network Services, Inc. and Channel Blade Technologies Corporation.

* Previously filed.